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                                                                 EXHIBIT 10.9

                              ELECTROPHARMACOLOGY, INC.
                   NON-EMPLOYEE DIRECTORS' EQUITY COMPENSATION PLAN

    Electropharmacology, Inc., a Delaware corporation (the "Company"), hereby establishes the Electropharmacology, Inc. Non-Employee Directors' Equity Compensation Plan (the "Plan"), effective as of January 1, 1996.

    1. DEFINITIONS. Whenever the following terms are used in the Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

         (a)  "Administrator": The Board.

         (b) "Annual Fee": The dollar value of the annual fees payable to a Director as determined pursuant to paragraph 4 hereof.

         (c)  "Board": The Board of Directors of the Company.

         (d)  "Code": The Internal Revenue Code of 1986, as amended.

         (e) "Common Shares": The Company's Common Stock, par value $.01 per share.

         (f) "Company": Electropharmacology, Inc. or any successor or successors thereto.

         (g) "Director": An individual duly elected or chosen as a member of the Board.

         (h) "Fair Market Value": With respect to a Common Share, (i) the last reported closing price for a Common Share on the Nasdaq (or any appropriate national securities or over-the-counter market if the Common Shares are no longer listed on the Nasdaq) for the applicable quarter-end day set forth in paragraph 5 hereof, or if there was no sale of Common Shares so reported for such day, on the most recently preceding day on which there was such a sale.

         (i) "Fees": Compensation payable to each Director who attends any of the regular or special meetings of the Board in the amounts set forth in paragraph 4 hereof.

         (j) "Plan": The Plan set forth in this instrument, as it may from time to time be amended.
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         (k)  "Plan Year": The 12-month period beginning January 1 and ending
              December 31.

         (l) "Quarterly Fee": An amount equal to one-fourth of the Annual Fee for the applicable Plan Year.

         (m) "Restricted Shares": Common Shares awarded pursuant to paragraph 4 hereof.

         (n) "Shares": All Restricted Shares and all Common Shares issued upon exercise of options granted pursuant to paragraph 6 hereof.

    2. PURPOSE. The purpose of the Plan is to provide for payment to Directors of Fees in Restricted Shares in order to align the interests of such Directors with the stockholders of the Company and thereby promote the long-term success and growth of the Company.

    3. PARTICIPATION. Participation in the Plan shall be automatic. In the event that a Director first is elected or appointed during the course of a Plan Year, such Director's participation in the Plan shall be effective only with regard to, and such Director shall only be entitled to receive, Fees payable pursuant to paragraphs 4 and 5 hereof commencing with the quarter in which he or she was elected or appointed to the Board.

    4. AUTOMATIC GRANTS OF RESTRICTED SHARES. Restricted Shares shall be automatically issued to each person who is elected or appointed to the Board during a Plan Year commencing on or after January l, 1996. Except as otherwise set forth herein, each Director shall receive Restricted Shares with a Fair Market Value of (i) $6,000 for the 1996 Plan Year and (ii) such dollar amount as shall be set by the Board by Board resolution with respect to each subsequent Plan Year (or, in each case, a pro-rata portion thereof based on the number of quarters in such Plan Year that such person was a Director), in each case calculated as set forth in paragraph 5 hereof (such dollar amount for a Plan Year shall be referred to herein as the "Annual Fee"). Each such automatic issuance of Restricted Shares shall be subject to an agreement in substantially the form of EXHIBIT A hereto and shall be subject to all of the terms and conditions set forth therein.

    5. ISSUANCE OF AUTOMATIC GRANT RESTRICTED SHARES. Except as otherwise provided in paragraph 3 hereof, as soon as practicable after December 31 of a Plan Year, the Company shall issue to each Director Fees for such Plan Year in the form of a number of whole Restricted Shares equal to the sum of (i) the Quarterly Fee divided by the Fair Market Value on March 29, 1996, (ii) the Quarterly Fee divided by the Fair Market Value on June 28,1996, (iii) the Quarterly Fee divided by the Fair Market Value on September 30, 1996 and (iv) the Quarterly Fee divided by the Fair Market Value on December 31, 1996. To the extent that the application of the foregoing formula would result in the issuance of fractional shares for a calendar quarter, no fractional Restricted Shares shall be issued, but instead the Company shall round up such fraction to a whole Restricted Share, which shall be added to the number of whole Restricted Shares issued to such Director for such quarter.

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    6.   ADDITIONAL GRANTS OF RESTRICTED SHARES OR OPTIONS. The Board also may authorize by Board resolution with respect to any Plan Year the issuance of additional Common Shares or options to purchase Common Shares, with any such issuance of Common Shares or any issuance of Common Shares upon exercise of any such options being subject to an agreement in substantially the form of EXHIBIT A hereto and subject to all of the terms and conditions set forth therein.

    7. ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. No member of the Administrator shall act in respect of his or her own Restricted Shares or options. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting.

    8. AMENDMENT AND TERMINATION. The Board may alter or amend the Plan from time to time or may terminate it in its entirety; provided, however, that no such action shall, without the consent of a Director, affect the rights in any Restricted Shares issued or options granted or to which such Director is entitled under the Plan. In the event of any change in the outstanding Common Shares by reason of (i) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company,
(ii) any merger, consolidation, spin-off; split-off; spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing, the number or kind of Shares that may be issued under the Plan shall automatically be adjusted so that the proportionate interest of the Directors shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes with respect to the Plan. Without limiting the generality of the foregoing, the Board may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations or in the interpretation thereof.

    9. SHARES SUBJECT TO PLAN. The Shares that may be issued under the Plan may be shares of original issue or treasury shares or a combination of both.

    10.  GENERAL PROVISIONS.

         (a) NO CONTINUING RIGHT AS DIRECTOR. Neither the adoption or operation of the Plan, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Director any right to continue as a member of the Board of the Company.

         (b) RESTRICTIONS ON SHARES AND RIGHTS TO SHARES. Except for any restrictions required by law, a Director shall have all rights of a stockholder with respect to his or her Shares. No rights to Shares shall be assigned,

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              pledged, hypothecated or otherwise transferred by a Director or any other person, voluntarily or involuntarily, other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order meeting the definition of a qualified domestic relations order under the Code, or (iii) as provided in the agreement in the form of EXHIBIT A hereto. No person shall have any right to encumber, pledge or dispose of any other interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

         (c) GOVERNING LAW. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed within that State.

         (d) WITHHOLDING TAXES. To the extent that the Company is required to withhold Federal, state or local taxes in connection with any component of a Director's Compensation in Shares or options, it shall be a condition to the receipt of any Restricted Shares or options that the Director make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, which arrangement may include relinquishment of the Restricted Shares or options. The Company and a Director may also make similar arrangements with respect to payment of any other taxes derived from or related to the payment of Restricted Shares or options with the respect to which withholding is not required.

         (e) MISCELLANEOUS. Headings are given to the paragraphs of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof The use of the singular shall also include within its meaning the plural, and vice versa.


                                            ELECTROPHARMACOLOGY, INC.


                                            By:
                                               ------------------------------


                                            Its:
                                               ------------------------------

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Exhibit A of Plan

                              ELECTROPHARMACOLOGY, INC.

                Restricted Share Agreement for Non-Employee Directors


______________________, Grantee:

    Electropharmacology, Inc. ("Company"), pursuant to its Non-Employee Directors' Equity Compensation Plan ("Plan"), has this day awarded to you, the above named grantee, a total of _______ shares of Common Stock, par value $.01 per share, of the Company subject to the following terms, conditions, limitations and restrictions ("Restricted Shares"):

    1. RESTRICTED SHARES. The Restricted Shares subject to this award shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in your name and endorsed with a legend referring to the restrictions hereinafter set forth substantially in the form attached as Annex
1. You shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and receive all dividends paid thereon, provided that such shares, and any additional shares that you may become entitled to receive by virtue of a stock dividend thereon, stock split or combination of shares with respect thereto, or a recapitalization, or a merger, consolidation or reorganization in which the Company is the surviving corporation or any other change in the capital structure of the Company affecting such Restricted Shares, shall be subject to the same restrictions as the Restricted Shares.

    2. NO TRANSFER OF RESTRICTED SHARES. The Restricted Shares subject to this award may not be assigned, exchanged, pledged, sold, transferred or otherwise disposed of by you (collectively, "Transferred"), except pursuant to the terms of the Plan and this Agreement. Any purported transfer in violation of the provisions of this paragraph shall be null and void, and the purported transferee shall obtain no rights with respect to such Restricted Shares.

    3. REGISTRATION RIGHTS. In the event the Company shall elect at any time after the date hereof to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its capital stock for sale by itself or with other stockholders solely for cash on a form that would also permit the registration of the Restricted Shares (except a registration covering any employee benefit plan), the Company on each such occasion shall promptly mail written notice thereof to the Grantee. Upon written request signed by the Grantee and delivered to the Company within 20 days after the giving of such notice by the Company, the Company will use all reasonably practical efforts to cause to be registered under the Securities Act all the Restricted Shares specified in such request to be included in a proposed Registration Statement (if the registration form the Company intends to use so permits); provided that the Company shall not be required to include the Restricted Shares on more than one such occasion.

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    4.   CONDITIONS TO COMPANY REGISTRATION. In the case of a registration by the Company:

         (a) the Grantee shall, if the Company intends to have an underwritten offering, utilize the services of the Company's underwriter(s) or other underwriters satisfactory to the Company and its underwriter(s), and the Grantee agrees to enter into a customary firm commitment underwriting agreement reasonably satisfactory to such underwriters and the Grantee; and

         (b) the Company shall have the right (i) not to include in such Registration Statement the offering of all or any portion of the Restricted Shares if, in the reasonable opinion of the Company and the Company's managing underwriter(s), such action is necessary to avoid an adverse effect on the marketing of the securities to be sold by the Company pursuant to the proposed offering or (ii) to withdraw such Registration Statement for any reason.

    5. OBLIGATION TO FURNISH INFORMATION. It shall be a condition precedent to the Company's obligations pursuant to this Agreement that, in connection with the Grantee's participation in any registration pursuant to this Agreement, the Grantee shall cooperate with the Company to effect such registration and to maintain the effectiveness thereof, shall accurately furnish any information reasonably requested by the Company concerning the Grantee and the proposed distribution by the Grantee, shall enter into appropriate and reasonable underwriting agreements with the managing underwriter(s) selected as herein provided and shall comply with all applicable requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, and any other applicable federal or state laws, including without limitation furnishing the Company such information regarding the Grantee as shall be required in connection with the action to be taken by the Company pursuant to this Agreement.

    6.   EXPENSES OF REGISTRATION.

         (a) Except as hereinafter provided, the Company shall pay all costs and expenses of registration of the Restricted Shares under the Securities Act pursuant to paragraph 4 hereof, including printing, the filing fee and the fees and disbursements of counsel and independent public accountants of the Company for any work done in connection with the preparation of the Registration Statement.

         (b) Notwithstanding the foregoing, (i) the Company shall not be liable for and shall not pay underwriting discounts and selling commissions or any expenses, fees or disbursements of counsel for or of any advisor to Grantee, or fees or expenses incident to preparation of information by the Grantee, which expenses shall be borne exclusively by the Grantee and (ii) the Grantee shall bear any additional incremental registration costs and expenses of the type set forth in paragraph 7(a) (including without limitation underwriters' discounts and commissions), and any additional incremental costs and disbursements of counsel for the Company that result from the inclusion of the Restricted Shares in such registration).

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    7.   REGISTRATION PROCEDURES.  If and whenever the Company is required by the provisions of paragraph 4 hereof to use all reasonably practical efforts to effect the registration of any Restricted Shares under the Securities Act, the Company will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement on such form as the Company selects with respect to such securities and use all reasonably practical efforts to cause such Registration Statement to become and remain effective for the lesser of (i) 120 days after the effective date or (ii) the period required to complete the distribution of such Restricted Shares pursuant to such Registration Statement;

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in paragraph (a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Shares covered by such Registration Statement in accordance with Grantee's intended method of disposition set forth in such Registration Statement for such period;

         (c) furnish to Grantee and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) in conformity with the Securities Act as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Shares covered by such Registration Statement; and

         (d) use all reasonably practical efforts to register or qualify the Restricted Shares covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the Restricted Shares shall be qualified shall require that expenses incurred in connection with the qualification of the Restricted Shares in that jurisdiction be borne by the Grantee, then such expenses shall be payable by the Grantee, to the extent required by such jurisdiction.

    8. POSTPONEMENT OF REGISTRATION. If after any Registration Statement including Restricted Shares shall have become effective there shall exist in the opinion of the Company's management material non-public information about the Company which has not been released and which, in the opinion of the Company's management, would not be advisable to release, then upon receipt of notice from the Company, Grantee shall not offer or sell or permit to be offered or sold any such Restricted Shares for such time as the Company believes, as stated in such notice, that such condition shall continue, provided that any postponement made under this paragraph 9 shall not exceed 90 days in length. Any time during which the Grantee shall not be permitted to offer or sell Restricted Shares pursuant to this paragraph 9 shall not count against the time that the Company is required to keep the Registration Statement effective pursuant to paragraph 8 hereof.

    9. AWARD COVERED BY PLAN. This award of Restricted Shares is made pursuant to the Plan, a copy of which is attached hereto. This award is subject to all of the terms and provisions of the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

         Dated this_______ day of_____________,________


                                            ELECTROPHARMACOLOGY, INC.


                                            By:
                                               -------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------

Accepted and agreed to:


-----------------------------------
Grantee

Dated:
      -----------------------------